LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED MAY 31, 2012 TO THE

SUMMARY PROSPECTUSES DATED SEPTEMBER 30, 2011 OF EACH OF

WESTERN ASSET INSTITUTIONAL AMT FREE MUNICIPAL MONEY MARKET FUND

WESTERN ASSET INSTITUTIONAL GOVERNMENT RESERVES

The last sentence of the legend on the cover of each fund’s Summary Prospectuses is deleted and replaced with the following:

The fund’s Prospectus, dated September 30, 2011, as supplemented on October 14, 2011 and as may be further amended or supplemented, the fund’s statement of additional information, dated September 30, 2011, as supplemented on November 17, 2011 and May 31, 2012 and as may be further amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated May 31, 2011, are incorporated by reference into this Summary Prospectus.

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